SCHEDULE 14A
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THE SWISS HELVETIA FUND, INC.

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THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas
Suite 400
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 22, 2011

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of The Swiss Helvetia Fund, Inc. (the “Fund”) will be held at 11:30 a.m., on Wednesday, June 22, 2011, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 W 51st Street, New York, New York 10020, for the following purposes:

1.     To elect three Class II Directors to serve for a three-year term.

2.     To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2011.

3.     If properly presented, voting on the stockholder proposal described in the accompanying proxy statement.

The Fund’s Board of Directors has fixed the close of business on April 15, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, please vote by completing, signing and dating and returning the enclosed Proxy. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

By Order of the Board of Directors,

Edward J. Veilleux

Dated: May 2, 2011	Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-800-561-3947.

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
Suite 400
New York, New York 10020

Annual Meeting of Stockholders
June 22, 2011

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the “Fund”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at 11:30 a.m., on Wednesday, June 22, 2011, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 W 51st Street, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 2, 2011.

About the Fund

The Fund’s investment adviser is Hottinger Capital Corp. (“HCC”). The executive offices of the Fund and HCC are located at 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Fund’s administrator is Citi Fund Services Ohio, Inc. (“Citi Fund Services”), and its executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Voting Information

If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on the Proxy, the shares will be voted FOR the election of each nominee as a Class II Director, FOR the ratification of the Fund’s independent registered public accounting firm and AGAINST Proposal 3. A Proxy may be revoked at any time before it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed Proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed Proxy. Shares represented by a Proxy marked to withhold authority to vote for a Director, abstentions and broker non-votes will be included in determining the existence of a quorum at the Meeting, but will not constitute a vote in favor of a proposal. As a result, because they are not votes cast “FOR” a proposal, they will have the effect of a vote “AGAINST” Proposals 2 and 3. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s Common Stock by another fund (whether registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid. The Fund may suspend the final counting of votes pending such a decision.

The Board of Directors has fixed the close of business on April 15, 2011 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 30,688,423 shares of Common Stock outstanding and entitled to vote.

Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders are not entitled to any appraisal rights as the result of any Proposal.

Management of the Fund knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its Annual Report for its fiscal year ended December 31, 2010 and its most recent Quarterly Report to any stockholder upon request. Requests for these Reports should be made in writing to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, or by calling the Fund’s toll-free telephone number: 1-888-794-7700.

PROPOSAL 1: TO ELECT THREE CLASS II DIRECTORS

The Fund’s Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors currently is eleven and is divided into three classes, composed of four Class I Directors, three Class II Directors and four Class III Directors. Stockholders are being asked to elect three Class II Directors to serve for a three-year term. The Class II nominees, Richard Brealey, Claus Helbig and Samuel B. Witt, III, Esq., are the only nominees to be considered for election as Class II Directors at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2014, or until his respective successor is duly elected and qualified. Mr. Didier Pineau-Valencienne, who served as a Class II Director of the Fund for over ten years, has resigned effective immediately prior to the Meeting in accordance with the Fund’s retirement policy.

Each of the Class II nominees was first nominated by the Governance/Nominating Committee of the Board of Directors, consisting of the nine Non-Interested Directors (as defined below), three of whom are Class II nominees. Mr. Witt was last elected by stockholders as a Class II Director in 2008 to serve until this Meeting. Messrs. Brealey and Helbig were nominated by the Governance/Nominating Committee of the Board of Directors, and appointed to the Board in 2009 and 2008, respectively. Mr. Brealey previously served as a Director from the Fund’s inception in 1987 to 1996. The Board of Directors of the Fund, including all of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (each such Director, a “Non-Interested Director”), unanimously proposed the Class II nominees for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class II nominees of the Fund listed above. Each nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, Proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any of the above nominees will be unable to serve as a Director. Each of the nominees is currently a member of the Board of Directors.

Please see page 4 of this Proxy Statement for additional information concerning the Class II nominees.

Required Vote and the Board’s Recommendation

In accordance with Delaware law and the Fund’s Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE
NOMINEES AS CLASS II DIRECTORS.

Certain Information Concerning Directors and Executive Officers

The following tables set forth certain information about each person nominated for election as a Director by the Board of Directors of the Fund, each person currently serving and continuing as a Director and each person who currently serves as an executive officer of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All of the information is as of December 31, 2010. The information with respect to the Directors is separately stated for Directors or nominees for Director who have been determined to be Non-Interested Directors and Directors who are deemed to be “interested persons” of the Fund under the 1940 Act.

Class I Non-Interested Directors
(Terms Will Expire in 2013)
Shares and
Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
	Fund	Occupation(s)	During At Least The Past	Beneficially
Name, Address & Age	(Since)	During At Least The Past Five Years	Five Years	Owned[1]
Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 69	Director (2005); Member of the Governance/ Nominating Committee (2005) and the Pricing Committee (2009 to 2011)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	4,600 $50,001- $100,000

Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 67	Director (1995); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2009 to 2011)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Dexia Banque Privee (Suisse), Zurich since 2003, Vice Chairman of Board since 2009; Dexia Public Finance (Suisse) Geneva since 2006; Racemark Industries SA (Suisse) Couvet since 2006; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast since 2009; President of the Steering Committee of InterNutrition (Zurich) from 2000 to 2008	5,086 $50,001- $100,000

R. Clark Hooper 1156 St. Andrews Road Bryn Mawr, PA 19010 Age: 64	Director (2007); Member (2007) and Chairperson (2009) of the Audit Committee; Member of the Governance/Nominating Committee (2007) and the Pricing Committee (2008 to 2011)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director of certain funds in the American Funds fund complex (46 funds) since 2003; Director of JP Morgan Value Opportunities Fund since 2005; Chairman and Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,130 $10,001- $50,000

Class II Non-Interested Directors
(Nominees for Terms Expiring in 2014)
Shares and
Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
Name, Address &	Fund	Occupation(s)	During At Least The	Beneficially
Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Richard Brealey Haydens Cottage The Pound Cookham Berks SL69 QE England Age: 75	Director (1987 to 1996 and since 2009); Member of the Governance/ Nominating Committee (2009) and the Pricing Committee (2009)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	13,018 over $200,000

Claus Helbig Mauerkircherstrasse 10, D-81679 Munich, Germany Age: 69	Director (2008); Member of the Governance/ Nominating Committee (2008), the Audit Committee (2009) and the Pricing Committee (2009)	Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) since 2004; Member of the European Advisory Board of Booz Allen Hamilton since 2003; and Member of the Global Advisory Board of Millennium Associates, Zug/CH since 2007; Director of Leo Capital Growth SPC (Cayman Islands) since 2007	None	1,000 $10,001- $50,000

Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226 Age: 75	Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2008 to 2011)	Samuel B. Witt, III, Attorney-at-Law, since August 1993	Trustee of The Williamsburg Investment Trust (11 funds)	4,867 $50,001- $100,000

Class III Non-Interested Directors
(Terms Will Expire in 2012)
Shares and
Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
Name, Address &	Fund	Occupation(s)	During At Least The	Beneficially
Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
David R. Bock 6003 Overlea Road Bethesda, Maryland 20816 Age: 66	Director (2010); Member of the Governance/ Nominating Committee (2010) and Pricing Committee (2010)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008; Director of I-trax, Inc. from 2000 to 2004	4,250 $50,001- $100,000

Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 80	Director (2005); Member of the Audit Committee (2006), the Governance/ Nominating Committee (2005) and the Pricing Committee (2008 to 2011)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County; Director, Chairman, Finance Committee Member and Executive Committee Member of the American Australian Association from 1995 to 2010	10,000 $100,001-$200,000

Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 82	Director (1995); Chairman of the Pricing Committee (2008) and the Governance/ Nominating Committee (2011 and Member since 2002); Member of the Audit Committee (1996 to 2004 and since 2006)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997, including counsel to the Fund’s Non-Interested Directors; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (44 portfolios); INVESCO (formerly, AMVESCAP) (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002	19,771 over $200,000

Class I Interested Director
(Term Will Expire in 2013)
Shares and
Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
Name, Address &	Fund	Occupation(s)	During At Least The	Beneficially
Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Alexandre de Takacsy[2,3] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 81	Director (1987 to 1994; 1998 to present); and President (2009)	Vice Chairman of the Board, Director, Chief Executive Officer, President, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001- $50,000

Class III Interested Director
(Term Will Expire in 2012)
Shares and
Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Director	Stock
	Fund	Occupation(s)	During At Least The	Beneficially
Name, Address & Age	(Since)	During At Least The Past Five Years	Past Five Years	Owned[1]
Paul Hottinguer[2,3] Hungerstrasse H2 8832 Wilen b. Wollerau Switzerland Age: 68	Director (1989); Chairman of the Board of Directors (1989 to 2006); and Chief Executive Officer (1989 to 2002)	Vice Chairman of the Board, Director and Member of Investment Committee of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor -- Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	Director of HUS until December 2004	11,433 $100,001-$200,000

Executive Officers[4]
Shares and
Dollar Range
	Position(s)		Other Directorships Held	of Common
	with	Principal	By Officer	Stock
Name, Address &	Fund	Occupation(s)	During At Least The Past	Beneficially
Age	(Since)	During At Least The Past Five Years	Five Years	Owned[1]
Rudolf Millisits[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 53	Chief Executive Officer (2009); Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer of Hottinger Brothers LLC since 2004; Director of Hottinger Investment Managers S.A. since April 2008; Director of Hottinger Asset Management AG (Zurich) since February 2008	N/A	12,740 $100,001-$200,000

Philippe R. Comby, CFA, FRM[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 44	Vice President (2000)	Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Member of Investment Committee of HCC since 1996; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004; Vice President of HUS until December 2004; Director of Hottinger Investment Managers S.A. since April 2008	N/A	3,778 $50,001- $100,000

Edward J. Veilleux 5 Brook Farm Court Hunt Valley, Maryland 21030 Age: 67	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)	President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of OMF II Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002	N/A	3,461 $10,001- $50,000

Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 46	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008; Attorney, Citigroup Global Transaction Services from 2001 to 2005	N/A	None

[1]	All Directors and executive officers as a group (15 persons) owned or controlled 303,402 shares which constitutes less than 1.0% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share. Mr. Bock, who was appointed to the Board in December 2010, purchased his shares of the Fund in March 2011.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.

[3]	HCC owns 207,211 shares of the Fund. Messrs. Hottinguer, de Takacsy, Millisits and Comby, constituting a majority of the directors of HCC, may be deemed to have voting and investment power over such shares.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

The Fund’s officers are elected annually by the Board of Directors at its regular meeting following the Annual Meeting of Stockholders. In addition to the executive officers, the Fund’s other officer is Glen Fougere, an employee of Citi Fund Services. Mr. Fougere serves as the Fund’s Assistant Secretary.

Additional Information about the Fund’s Board of Directors

Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. The Board of Directors provides oversight with respect to the Fund’s governance, operations, performance and stockholder relations. In that capacity the Board, directly and through permanent and ad hoc committees, provides oversight of the Fund’s investment adviser, HCC, the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), the Fund’s administrator and fund accountant, Citi Fund Services, and Fund management.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund have the primary responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including HCC’s Chief Executive Officer, the Fund’s and HCC’s Chief Compliance Officers and portfolio management personnel. The Board’s Audit Committee (which consists solely of Non-Interested Directors) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of HCC or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, HCC and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from the Fund’s Chief Compliance Officer, counsel to the Fund and HCC and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a fund’s board members not be “interested persons” (as defined in the 1940 Act) of the fund and as such are not affiliated with the fund’s investment adviser (“Independent Board members”). To rely on certain exemptive rules under the 1940 Act, a majority of a fund’s board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, more than 75% of the Board of Directors, including the Chairman of the Board, are Non-Interested Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with HCC, is appropriate in light of the services that the HCC provides to the Fund and potential conflicts of interest that could arise from that relationship.

Information About Each Director’s Experience, Qualifications, Attributes or Skills. The Board of Directors believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that the Directors satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The Board’s Governance and Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with HCC, and also may benefit from information provided by the Fund’s and HCC’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Information about each Director follows (supplementing the information provided in the table above), including some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. Each Director satisfies the “Relevant Experience and Country Knowledge” requirements and does not have any “Conflict of Interest,” as such terms are defined in the Fund’s Amended and Restated By-Laws and also set forth in the Governance and Nominating Committee Charter, which was attached as Appendix A to the Fund’s Proxy Statement dated May 21, 2010.

•	David R. Bock — Mr. Bock has extensive business and financial experience. He has been a Managing Partner of Federal City Capital Advisors, LLC since 1997, and also served as a Managing Director of Lehman Brothers from 1992 to 1995. Mr. Bock also has significant economic and monetary policy experience, having served as an Executive at The World Bank for almost 20 years. Mr. Bock also has significant board experience, having served on the boards of public and private investment and operating companies, including the Pioneer Funds, New York Mortgage Trust and I-trax, Inc. over the last 10 years.

•	Jean-Marc Boillat — In addition to serving as the Ambassador of Switzerland to numerous countries for over 15 years, Mr. Boillat also served as the Chief Executive Officer of Tornos-Bechler S.A., a Swiss company that is a leading global manufacturer and supplier of high precision machinery.

•	Richard A. Brealey — Professor Brealey’s extensive economic background includes serving as a full time faculty member of the London Business School for thirty years and also serving as a Special Advisor to the Governor of the Bank of England from 1998 to 2001. He has served on the Investment Committees of Oxford University, the London Business School and the British Academy. He is a published author in the international finance area and provides expert witness testimony and consults on valuation matters and investment policy. He previously served as a board member of Sun Life Assurance Company of Canada UK Holdings PLC and Tokai Derivatives Products Ltd.

•	Alexandre de Takacsy — Mr. de Takacsy has served in various capacities, including his current roles as Director and President of the Fund, since the Fund’s initial public offering in 1987. He has been an integral part of HCC and its affiliates since that time, and currently serves as Chief Executive Officer of HCC and as a Senior Advisor to the Hottinger Group.

•	Claude W. Frey — Mr. Frey has served as a Director of the Fund for over 15 years. Prior to that time, he was actively involved in the Swiss government and government matters. For almost 15 years, he served as a member of Swiss Parliament, including serving as its President. He also served as Vice President or President of the Swiss National Committee on Foreign Affairs for five years. He continues to serve as a Swiss representative to the Executive Board of the North-South Centre of the Council of Europe, an autonomous agency of the Council of Europe. Mr. Frey also serves as a board member in the private sector, including serving on the boards of two Swiss engineering/manufacturing companies (Infra Tunnel SA, Beton Frais SA) and a private wealth/asset management company (Dexia Banque Privee).

•	Claus Helbig — Dr. Helbig has served as a director or supervisory board member of several multi-national corporations or their affiliated entities, including Audi AG, Booz Allen Hamilton and

GLL Real Estate Partners, a Munich-based real estate funds management group. He formerly served as a supervisory board member of CLAAS KgaA mbH, a Swiss-based international agricultural engineering company. He also has a legal degree from the University of Geneva.

•	Paul Hottinguer — Mr. Hottinguer has served as a Director of the Fund for over 20 years, including serving as Chairman of the Board for 17 years. He also is a Vice Chairman and Director of the HCC and holds several positions with other companies controlled by the Hottinger Group. Mr. Hottinguer has served as a board member of numerous foreign public and private investment funds during his tenure on the Board.

•	R. Clark Hooper — Ms. Hooper has extensive regulatory experience in the area of registered investment companies. She held various positions at the National Association of Securities Dealers, Inc. (formerly, the “NASD”) for over 30 years. During that time, she served as Executive Vice President of Regulatory Policy and Oversight and had responsibility for directing policies, rulemaking and regulation of the underwriting and distribution of registered investment companies. She also has served as a board member of various funds in the American Funds complex since 2003. Ms. Hooper also serves as the Chair of the Fund’s Audit Committee.

•	Michael Kraynak, Jr. — Mr. Kraynak has extensive business and financial experience, and is a member of the Fund’s Audit Committee and Governance and Nominating Committee. He has been a Partner of Brown Brothers Harriman & Co. since 1978, where he was in charge of its international investment management activities and subsequently the bank’s Chief Investment Officer. More recently, he was a Member of the Investment Committee of the BBH Trust Company. Mr. Kraynak also is an active director of several charitable or private foundations.

•	Stephen K. West, Esq. — Mr. West has served as a Director of the Fund for over 15 years. During his tenure, he has served as the Chairman of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee, and currently serves on each of the Board’s formal committees. He also served as counsel to the Non-Interested Directors, and has been a Partner or Senior Counsel at Sullivan & Cromwell LLP since 1964. Mr. West has extensive experience with registered investment companies, including as a result of his current board position with the Pioneer Funds and his prior board memberships with INVESCO, First ING Insurance Company of New York, Winthrop Focus Funds and Dresdner RCM Global Strategic Income Fund, Inc.

•	Samuel B. Witt, III, Esq. — Mr. Witt has served as a Director since the Fund’s initial public offering in 1987. During his tenure, he served as Chairman of the Audit Committee for over 10 years and has served as the Chairman of the Board since 2006. Mr. Witt has an extensive legal and business background, including past service as European Counsel and Director of Finance for a U.S. publicly-traded company and as General Counsel of the International and U.S. Businesses of a Fortune 100 public company. He has traveled, lived and worked extensively overseas, including Europe. Mr. Witt also has been active in public service, including past board memberships with the George C. Marshall Foundation, The University of Virginia Law School and the Board of Visitors of the Virginia Military Institute.

Board Committees, Meetings and Compensation

The current members of the Audit Committee of the Board of Directors are Mme. Hooper and Messrs. Helbig, Kraynak and West, each of whom is a Non-Interested Director. Mme. Hooper serves as Chair of the Audit Committee. Mr. Witt, as Chairman of the Board of Directors, serves as an ex-officio member of the Audit Committee. In this capacity, Mr. Witt does not have any voting powers and is not counted for purposes of determining a quorum at meetings of the Audit Committee. Each member of the Committee, including Mr. Witt, also is “independent” under the listing standards of the New York Stock Exchange (“NYSE”).

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors, the function of the Audit Committee is to assist Board oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; and (iii) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee has direct responsibility to appoint, retain, determine the compensation of, evaluate and terminate the Fund’s independent registered public accounting firm, including sole authority to approve all audit engagement fees and terms, and in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm. The Audit Committee also oversees the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements as well as the administration of the Fund. The Audit Committee held six meetings during the year ended December 31, 2010. The Fund’s Audit Committee Charter is available on the Fund’s website at www.swz.com.

The Board of Directors has a Governance and Nominating Committee whose current members are all of the Non-Interested Directors, namely, Mme. Hooper and Messrs. Bock, Boillat, Brealey, Frey, Helbig, Kraynak, West and Witt. As a result of Mr. Pineau-Valencienne’s retirement, Mr. West currently serves as Chairman of the Governance and Nominating Committee. Each member of the Committee is “independent” under the listing standards of the NYSE.

Among other responsibilities, the Governance and Nominating Committee selects and nominates persons for election or appointment by the Board as Directors of the Fund and oversees the annual assessment of the effectiveness of the Board and such other matters of Fund governance as may be delegated to it by the Board or determined by the Governance and Nominating Committee to be appropriate. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Governance and Nominating Committee Charter, including character and integrity, experience in business, investment and economic matters in Europe, the United States, or Switzerland or political matters of Switzerland, and whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Governance and Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under “Stockholder Proposals” and otherwise complies with the requirements for such proposals contained in the Governance and Nominating Committee Charter and the Fund’s By-Laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020. The Governance/Nominating Committee held four meetings during the year ended December 31, 2010. The Fund does not provide a copy of the Governance and Nominating Committee Charter on its website, but the current Governance and Nominating Committee Charter was attached as Exhibit A to the Fund’s Proxy Statement dated May 21, 2010.

In 2008, the Board of Directors established a Pricing Committee whose current members are Messrs. Bock, Brealey, Helbig and West. Mr. West serves as Chairman of the Pricing Committee, and Mr. Witt, as Chairman of the Board of Directors, serves as an ex-officio member of the Committee. Prior to March 2011, all of the Non-Interested Directors served as members of the Committee. The Pricing Committee assists in the fair valuation of the Fund’s portfolio securities for which market prices or quotations are not readily available or are deemed to be unreliable. The Pricing Committee held four meetings during the year ended December 31, 2010.

In 2009, the Board of Directors established an Ad Hoc Benchmark Committee, consisting of Mme. Hooper and Messrs. Kraynak, West and Witt. Messrs. Brealey and Helbig subsequently joined the Committee during 2010. The Ad Hoc Benchmark Committee assists the Board in overseeing the management of the Fund by HCC and the Fund’s other service providers. The Ad Hoc Benchmark Committee met ten times during the year ended December 31, 2010.

During the year ended December 31, 2010, the Board of Directors met six times. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which he or she served (held during the period he or she was a Director). The Fund has no formal written policy regarding Directors’

attendance at annual meetings of stockholders. The Fund’s Directors, however, are encouraged to attend stockholders meetings and all of the current Directors, who were serving at the time, attended the Fund’s 2010 Annual Meeting of Stockholders.

In 2010, each Non-Interested Director of the Fund was paid an annual aggregate fee of $31,988, plus $1,300 for each meeting of the Board of Directors attended and $750 for each Committee meeting attended, if held separately. In addition, the Chairman of the Board receives an annual fee of $12,000, and the Chairs of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee each receives an annual fee of $5,000. The annual fee of Non-Interested Directors (including the annual fee paid to the Chairs of the Audit Committee, the Governance and Nominating Committee and the Pricing Committee) is adjusted annually, as of each January 1, in proportion to the increase in the Consumer Price Index for the preceding twelve month period. Each Director who is a Non-Interested Director and who is a member of the Audit, Governance and Nominating or Pricing Committees may be compensated for incremental work over and above attending a meeting, including work performed as a member of an ad hoc committee, based upon the value added to the Fund. Finally, the Fund reimburses Non-Interested Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. During the year ended December 31, 2010, the Non-Interested Directors received from the Fund individual remuneration (exclusive of reimbursed expenses), as follows:

Aggregate Compensation
Name of Person and Position	From the Fund[1]
David R. Bock[2,3,6]	$0

Jean-Marc Boillat[2,3]	$50,838

Richard A. Brealey[2,3,5]	$53,838

Claude W. Frey[2,3]	$50,838

Dr. Claus Helbig[2,3,4,5]	$48,988

R. Clark Hooper, Chairperson of the Audit Committee[2,3,5]	$63,388

Michael Kraynak, Jr.[2,3,4,5]	$63,588

Stephen K. West, Esq., Chairman of the Pricing and Governance and Nominating Committees[2,4,5]	$77,180

Samuel B. Witt, III, Esq., Chairman of the Board[2,3,5]	$76,587

TOTAL REMUNERATION:	$541,683

1.	The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. The Fund pays all of the Non-Interested Directors’ remuneration. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

2.	Member of the Governance and Nominating Committee in 2010.

3.	Member of the Pricing Committee in 2010.

4.	Member of the Audit Committee in 2010.

5.	Member of the Ad Hoc Benchmark Committee in 2010.

6.	Mr. Bock was elected to the Board of Directors in December 2010.

Sullivan & Cromwell LLP, who have served as counsel to the Non-Interested Directors since 1987, received approximately $175,362 from the Fund for legal services rendered and disbursements incurred during 2010. Mr. West serves as Senior Counsel to such Firm. No executive officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Fund’s Directors, its executive (and certain other) officers, HCC and certain affiliated persons of HCC and any persons beneficially owning more than ten percent of the Fund’s Common Stock are required to report their ownership of the Fund’s Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission (the “Commission”) and the NYSE. Specific due dates for these reports have been established, and the Fund is required to report in this Proxy Statement any failure to file by these dates during 2010. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 2010.

Security Ownership of Certain Beneficial Owners

As of December 31, 2010, no stockholder, to the knowledge of the Fund, other than 1607 Capital Partners, LLC, 4991 Lake Brook Drive, Suite 125 Glen Allen, Virginia 23060, and Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112, beneficially owned more than five percent of the Fund’s outstanding shares of Common Stock. 1607 Capital Partners, LLC, on behalf of its advisory clients, filed on February 14, 2011, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2010 it beneficially owned 4,477,101 shares of Common Stock, and Lazard Asset Management LLC, on behalf of its advisory clients, filed on February 11, 2011, a beneficial ownership report on Schedule 13G/A with the Commission stating that as of December 31, 2009, it beneficially owned 4,191,745 shares of Common Stock. Based on such filings, these holdings represented approximately 14.38% and 13.37% of the Fund’s outstanding shares of Common Stock, respectively, as of December 31, 2010.

PROPOSAL 2: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on March 23, 2011, the Audit Committee of the Fund’s Board of Directors approved, and the Board of Directors approved and ratified, Deloitte & Touche LLP to act as the independent registered public accounting firm for the Fund for the year ending December 31, 2011. Based principally on representations from D&T, the Fund knows of no direct financial or material indirect financial interest of D&T in the Fund. D&T, or a predecessor firm, has served as the independent registered public accounting firm for the Fund since 1987. No representative of D&T is expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. Neither the Fund’s Certificate of Incorporation nor By-Laws requires that the stockholders ratify the appointment of D&T as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee and the Fund’s Board of Directors will reconsider whether or not to retain D&T, but may retain such independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee and the Board of Directors in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders.

Certain Information Concerning Deloitte & Touche LLP

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by D&T for the audit of the Fund’s annual financial statements, or services that are normally provided by D&T in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,000 in 2009 and $50,000 in 2010.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services rendered by D&T that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) above.

There were no fees billed by D&T in the Reporting Periods for services rendered by D&T to HCC or any entity controlling, controlled by or under common control with HCC that provides ongoing services to the Fund (“Service Affiliates”).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by D&T for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2009 and $5,800 in 2010. These Tax Services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees. D&T did not provide any additional services in the Reporting Periods other than those services reported in paragraphs (a) through (c) above.

Audit Committee Pre-Approval Policies. The Audit Committee pre-approves D&T’s engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates on a case-by-case basis as required. Pre-approval considerations include whether the proposed services are compatible with maintaining D&T’s independence.

Non-Audit Fees. The aggregate non-audit fees billed by D&T for services rendered to the Fund for the Reporting Periods were $5,500 in 2009 and $5,800 in 2010 (for the Tax Services described above). There were no fees billed in the Reporting Periods for non-audit services rendered by D&T to Service Affiliates.

Auditor Independence. The Audit Committee considers whether the provision of any non-audit services rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining D&T’s independence.

Required Vote and the Board’s Recommendation

The selection of the Fund’s independent registered public accounting firm will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 TO RATIFY THE SELECTION
OF DELOITTE & TOUCHE LLP AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

REPORT OF AUDIT COMMITTEE

The Audit Committee has exclusive oversight of the Fund’s financial reporting process. The Committee operates pursuant to a Charter which has been approved by the Board, a copy of which is available on the Fund’s website at www.swz.com. As set forth in the Charter, Management of the Fund is responsible for the (i) preparation, presentation and integrity of the Fund’s financial statements, (ii) maintenance of appropriate accounting and financial reporting principles and policies and (iii) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent registered public accounting firm, D&T, is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee has considered and discussed the December 31, 2010 audited financial statements with Management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, Communication With Audit Committees, as currently in effect. Finally, the Committee has reviewed the written disclosures and the letter from D&T required by Public Company Accounting Oversight Board Rule 3526, Communicating with Audit Committees Concerning Independence, as currently in effect, and has discussed with D&T the auditors’ independence.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by Management and D&T. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that Management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that D&T is, in fact, “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee determined, and recommended to the Board, that the Fund’s audited financial statements be included in the Fund’s Annual Report to Stockholders for the year ended December 31, 2010, and filed with the Commission.

R. Clark Hooper, Audit Committee Chair
Claus Helbig
Michael J. Kraynak, Jr.
Didier Pineau-Valencienne
Stephen K. West, Esq.

Dated: February 15, 2011

PROPOSAL 3: ELECT EACH DIRECTOR ANNUALLY

What is this Proposal?

Mr. Kenneth Steiner, a stockholder of the Fund (the “Proponent”), is the proponent of the following proposal. The Proponent’s address and the number of shares he owns in the Fund will be furnished by the Fund’s Secretary upon request. Mr. Steiner’s proposal and his accompanying supporting statement submitted to the Fund read as follows:

RESOLVED, shareholders ask that our Company take the steps necessary to reorganize the Board of Directors into one class with each director subject to election each year and to complete this transition within one-year.

If your company took more than one-year to phase in this proposal it could create conflict among our directors. Directors with 3-year terms could be more casual because they would not stand for election immediately while directors with one-year terms would be under more immediate pressure.

Our current practice, in which only a few directors stand for election annually, is not in the best interest of our Company and its shareholders. Eliminating this staggered system would give shareholders an opportunity to register their view on the performance of each director annually. Electing directors in this manner is one of the best methods available to shareholders to ensure that our Company will be managed in a manner that is in the best interest of shareholders.

Arthur Levitt, former Chairman of the Securities and Exchange Commission said, “In my view it’s best for the investor if the entire board is elected once a year. Without annual election of each director shareholders have far less control over who represents them.”

In 2010 over 70% of S&P 500 companies had annual election of directors. Shareholder resolutions on this topic won an average of 68%-support in 2009.

Increasingly, companies themselves are presenting resolutions seeking shareholder support for this topic. These management resolutions regularly receive votes in the 90%-plus range. This is clearly a trend with companies as they strive to adopt best governance practices.

The merit of this Elect Each Director Annually proposal should also be considered in the context of the need for improvement in our company’s 2010 reported corporate governance status.

Please encourage our board to respond positively to this proposal: Elect Each Director Annually — Yes on 3.

YOUR FUND IS NOT AN OPERATING COMPANY. WHAT MIGHT BE PERCEIVED AS
BETTER GOVERNANCE PRACTICES FOR AN OPERATING COMPANY, LIKE THOSE
CITED BY THE PROPONENT, MAY NOT BE BETTER PRACTICES FOR THE FUND.

YOUR BOARD OF DIRECTORS OPPOSES THIS PROPOSAL BECAUSE IT BELIEVES THE
PROPOSAL IS NOT IN THE BEST INTEREST OF THE FUND AND ITS
STOCKHOLDERS.

The following Statement of Opposition details the reasons why the Board recommends you vote “AGAINST” the Proponent’s proposal.

What is the current structure of the Board of Directors?

The Fund’s Certificate of Incorporation, as amended to date (the “Charter”) and Amended and Restated By-Laws (the “Bylaws”) currently provide for the Fund’s Board of Directors to be classified into three classes, and the Directors of each class are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify. The terms of office of Class I, II and III Directors will expire as of the annual meeting of stockholders to be held in 2013, 2011 (2014, if elected at the Meeting) and 2012, respectively. The current classified board structure has been in place since the Fund’s inception in 1987.

How does the Board of Directors Recommend I Vote?

After receiving the Proponent’s proposal, the Board of Directors considered his request to declassify the Board of Directors. The Board has concluded that declassifying the Board of Directors, including on the one-year schedule proposed by the Proponent, is not in the best interest of the Fund and its stockholders. The Fund is an investment company and is subject to different governance standards than an operating company. As such, the Board recommends you vote “AGAINST” Proposal 3. The key reasons are:

•	Investment Companies are not Operating Companies — General arguments in support of a declassified board structure of an operating company, which is internally managed with different conflict of interest concerns, do not readily translate into supporting the declassification of a board of an investment company, which is externally managed and overseen by an independent board of directors who has a primary responsibility to oversee the fund’s service providers and manage conflicts of interest.

•	Better Stability and Continuity — The Fund’s classified board structure is designed to promote stability and continuity in the management of the Fund by ensuring that a majority of the Directors, at all times, have prior experience with, and in-depth knowledge regarding, the Fund and its investment objective, policies and strategies, and that those Directors are well-positioned to make decisions that are best for the Fund and its stockholders. The Directors believes that an abrupt change in the Board could impair the Fund’s ability to achieve its investment objective. The Board also believes that a classified board creates a more experienced Board that is better able to identify and accomplish long-term goals in supervising management of the Fund.

•	Better Protection Against Certain Takeovers and Unfair and Abusive Tactics — The Fund’s classified board structure reduces the Fund’s vulnerability to hostile takeover attempts by activist stockholders who may have interests that are not aligned with the best interests of the Fund and all of its stockholders. In a non-classified board structure, activist stockholders could use the threat of a proxy fight to pressure the Board to take actions that produce short-term gains at the expense of strategies aimed at achieving meaningful long-term value for the Fund. The Fund’s classified board structure encourages activist stockholders to negotiate at arm’s-length with the Board and helps to prevent abrupt changes in the Fund based on the special interests of a select group of stockholders who might seek to implement an agenda contrary to the long-term interests of all stockholders.

•	Equal Accountability to Stockholders — The Board believes that Directors elected under the current classified board structure are no less accountable or responsive to stockholders than they would be if elected annually. A Director has the same fiduciary duties to the Fund, regardless of how often he or she stands for election.

•	Good Corporate Governance — The Board believes that a classified board is consistent with good corporate governance, as the Board believes that good corporate governance depends primarily upon active and independent Directors who are experts in their fields, knowledgeable about critical aspects of the Fund’s operations and skillful in serving as competent and alert overseers of Fund management.

These reasons are discussed in greater detail below.

Investment Companies are not Operating Companies. Investment companies and operating companies are very different types of companies. Investment companies are externally managed and overseen by an independent board of directors. Operating companies, on the other hand, are internally managed and are not subject to the same independence requirements as investment companies. As such, the role of a board of directors of an investment company is different in material aspects than the role of a board of directors of an operating company. A primarily role of a board of an investment company is to approve the fund’s investment advisory arrangements and oversee potential and actual conflicts of interest involving the fund. Operating companies — like the S&P 500 companies cited by the Proponent — do not have investment advisers and are not subject to the same types of conflicts of interests that a board of an investment company must oversee. The Proponent asserts that that 70% of the S&P 500 companies had annual director elections last year; however, none of the S&P 500 companies is an investment company. General arguments in support of a declassified board structure of an operating company — with an internal and interested management structure — do not readily translate into supporting the declassification of a board of an investment company.

Better Stability and Continuity. Under the Fund’s current classified board structure, only those Directors in a single class may be replaced in any one year, and it would require two years to change a majority of the Board. The Board believes that its Directors, who have experience with the Fund and knowledge regarding the Fund’s operations, are a valuable resource in the management of the Fund. The Board believes that an abrupt change in the Fund’s Board could impair the Fund’s ability to achieve its investment objective. The Board also believes that a classified board:

•	enhances the independence of the Non-Interested Directors by providing them with an assured three-year term of office rather than just a one-year term;

•	strengthens the Fund’s ability to attract and retain highly qualified Directors who are willing to make a multi-year commitment to the Fund and its stockholders and to develop a deep understanding of the Fund; and

•	allows new Directors an opportunity to gain knowledge about the Fund from continuing Directors.

Better Protection Against Certain Takeovers and Unfair and Abusive Tactics. Because only one-third of the Fund’s Directors are elected at any annual meeting of stockholders, at least two annual meetings would be required to effect a change in control of the Fund’s Board, giving the Board the time and leverage necessary to engage activist stockholders in good-faith, arm’s-length discussions and to negotiate the best result for the Fund. Absent the classified Board, an activist stockholder (or group of stockholders) could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of shares of the Fund’s Common Stock to replace the entire Board with its own nominees at a single annual meeting. Having a classified board structure does not prevent hostile takeover attempts, but it provides the Board with some protection against abusive tactics and artificial pressures and also provides the Board the time and opportunity to negotiate with activist stockholders and to make reasonable business judgments in the best interests of the Fund.

Equal Accountability to Stockholders. The Board has implemented broad measures to ensure accountability of Directors, by providing for annual evaluations of Director independence and an annual self-assessment of the Board’s performance. In addition, the Fund’s By-Laws provide that any Director may be removed for cause by the affirmative vote of at least seventy-five percent (75%) of the shares outstanding and entitled to vote in the election of Directors. For these reasons, the Board believes that Directors elected to three-year terms are not insulated from their responsibilities and are as accountable to stockholders as Directors who are elected annually. The Board’s fiduciary responsibilities remain the same regardless of the length of term or frequency of election. A shorter term does not necessarily mean enhanced corporate governance or fulfillment of duties by the Board.

Good Corporate Governance. The Board believes that a classified board structure is consistent with good corporate governance, as the Board believes that good corporate governance depends primarily upon active and independent Directors who are experts in their fields, knowledgeable about critical aspects of the Fund’s operations and skillful in serving as competent and alert overseers of Fund management. The Fund’s current Directors are experienced, qualified and knowledgeable about the Fund and committed to protecting the long-term interests of the Fund’s stockholders.

What is the Required Vote and What Would Happen if Proposal 3 is Approved?

If a quorum of the Fund’s shares necessary for the transaction of business at the Meeting is present, Proposal 3 will be treated as approved if a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon vote “FOR” the Proposal. Proposal 3 is not a stockholder vote to approve declassifying the Board of Directors, but rather it proposes that the Fund’s stockholders ask the Directors to take action to effect a declassification of the Board of Directors. If Proposal 3 passes at the Meeting, the Directors would continue to exercise their fiduciary duty to act in the interest of the Fund’s stockholders in investigating further the details and potential benefits and detriments of declassifying the Fund’s Board of Directors, but would not be obligated to recommend to stockholders a vote to declassify the Board. In addition, even if the Board concluded that declassifying the Board of Directors was in the best interests of the Fund and its stockholders, it may submit a proposal to a vote of the Fund’s stockholders with terms that are different from those contained in the Proponent’s proposal (e.g., to declassify as each Director’s regular term expired).

In order to take the necessary steps to declassify the Board of Directors, the Directors would need to conclude that such a declassification would be in the best interests of stockholders. Pursuant to its authority, the Board could act to amend the Fund’s By-Laws to remove the provisions providing for classification and make any other necessary amendments to provide for the annual election of Directors. However, the Board cannot be declassified without amending the Fund’s Charter, which can only be done through a vote of the Fund’s stockholders. As such, declassification of the Board cannot occur without (i) a separate mailing of a proxy statement to the Fund’s stockholders that explains the details of the proposed declassification, and (ii) a separate vote of the Fund’s stockholders approving the declassification. A vote of a “majority of the outstanding voting securities” of the Fund is necessary to approve amending the Fund’s Charter. A vote of a “majority of the outstanding voting securities” of the Fund means an affirmative vote of (a) 67% of the Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding voting securities, whichever is less.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST PROPOSAL 3
BECAUSE IT BELIEVES THE PROPOSAL IS NOT IN THE BEST INTEREST OF THE FUND AND
ITS STOCKHOLDERS.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

Stockholders who wish to communicate with the Directors should send communications to The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, to the attention of the Secretary. The Secretary is responsible for determining, in consultation with other officers of the Fund and Fund counsel, which stockholder communications will be directed to the Director or Directors indicated in the communication.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Fund’s Annual Meeting of Stockholders in 2012 must be received by the Fund on or before December 27, 2011 in order to be included in the Fund’s Proxy Statement and form of Proxy relating to that meeting. In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2012 Annual Meeting, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, The Swiss Helvetia Fund, Inc., 1270 Avenue of the Americas, Suite 400, New York, New York 10020, between February 23, 2012 and March 24, 2012.

For additional requirements, stockholders may refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the By-Laws, the proposal will be excluded from consideration at the meeting.

EXPENSES OF PROXY SOLICITATION

The Fund will bear the cost of soliciting proxies on behalf of the Board of Directors. The Fund has engaged Georgeson Inc. to serve as Proxy solicitor at an anticipated cost of between $20,000 and $35,000, plus disbursements. In addition to the use of mails, Proxy solicitations may be made by telephone, fax and personal interview by the Fund’s officers and officers of HCC. Brokerage houses, banks and other fiduciaries may be requested to forward Proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-800-561-3947.

Authorizations to execute Proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic Proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and Proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Any stockholder giving a Proxy may revoke it at any time before it is exercised by submitting a new Proxy to the Fund or by attending the Meeting and voting in person.

VOTING RESULTS

The Fund will advise the stockholders of the voting results of the matters voted upon at the Meeting in the Semi-Annual Report to Stockholders first following the Meeting.

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

If you have any questions concerning this Proxy solicitation, please contact Georgeson Inc., Telephone Number: 1-800-561-3947.

Edward J. Veilleux

Dated: May 2, 2011	Secretary

THE SWISS HELVETIA FUND, INC. 000004 IMPORTANT ANNUAL MEETING INFORMATION ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m. Eastern Daylight Time on June 21, 2011. Vote by Internet • Log on to the Internet and go to http://proxy.georgeson.com/ • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. Annual Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. + 1. To elect three Class II Directors: For Withhold For Against Abstain 01 — With respect to the proposal to elect Mr. Richard Brealey as a Class II Director. 02 — With respect to the proposal to elect Mr. Claus Helbig as a Class II Director. 03 — With respect to the proposal to elect Mr. Samuel B. Witt, III, Esq. as a Class II Director. B Non-Voting Items Change of Address — Please print new address below. 2. With respect to the proposal to ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2011. The Board of Directors recommends a vote AGAINST Proposal 3. For Against Abstain 3. The stockholder asks the Board of Directors to take the steps necessary to reorganize the Board of Directors into one class with each Director subject to election each year and to complete this transition within one year. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND 1 U P X 1 1 2 4 2 9 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 01C30B

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS The Notice, Proxy Statement and Proxy for the Fund also are available to you on the Fund’s website at www.swz.com. You are encouraged to review all of the information contained in the proxy materials before voting. For directions to the Meeting, please call the Fund at 1-888-794-7700 or Georgeson Inc. at 1-800-561-3947. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — THE SWISS HELVETIA FUND, INC. 1270 AVENUE OF THE AMERICAS, SUITE 400, NEW YORK, NEW YORK 10020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED MAY 2, 2011, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED The undersigned hereby appoints Rudolf Millisits and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 15, 2011 at the Annual Meeting of Stockholders to be held at 11:30 a.m., on Wednesday, June 22, 2011, at The Michelangelo Hotel, Roman Room (Mezzanine Level), 152 West 51st Street, New York, New York 10020 or any adjournment or postponement thereof. This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of each nominee as a Class II Director, FOR the ratification of the Fund’s independent registered public accounting firm and AGAINST the stockholder proposal described in the accompanying proxy statement, if properly presented at the Meeting. This proxy also will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. (Continued and to be signed on the reverse side)